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                                                                    Exhibit 32.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Elephant & Castle Group Inc. (the "Company") on Form 10-KA for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger Sexton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      s/Roger Sexton
                                      -----------------------------
                                      Roger Sexton
                                      Chief Financial Officer

Dated: APRIL 26, 2004



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